UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021 (November 19, 2021)

VALUE EXCHANGE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Unit 602, Block B, 6 Floor,
Shatin Industrial Centre, 5-7 Yuen Shun Circuit,
Shatin, N.T., Hong Kong
(Address of principal executive offices) (Zip Code)

(852) 2950 4288
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Exchange on which registered
NONE	----	----

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 18, 2021, Value Exchange International, Inc. (“Company”) received a letter of resignation from Yeung Chun Wing (also known as Edmund Yeung) as a director of the Company, which resignation was effective when accepted by the Company’s Board of Directors. The Company’s Board of Directors accepted Mr. Yeung’s resignation on November 19, 2021.

Mr. Yeung resigned to devote more time to his other business affairs. There was no disagreement between Mr. Yeung and the Company connected with or causing his resignation.

The Company intends to appoint a replacement director to fill the vacancy created by Mr. Yeung’s resignation.

Mr. Yeung’s letter of resignation is attached to this Current Report on Form 8-K as Exhibit 17.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

c) Exhibits

Exhibit #	Exhibit Description

17	Resignation letter of Yeung Chun Wing, dated 18 November 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE EXCHANGE INTERNATIONAL, INC.

By:	/s/ Tan Seng Wee
Name:	Tan Seng Wee
Title:	President
Date:	November 19, 2021

EXHIBIT INDEX

Exhibit #	Exhibit Description

17	Resignation letter of Yeung Chun Wing
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)